UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                 811-02201

                                     Cutwater Select Income Fund

(Exact name of registrant as specified in charter)

113 King Street

                         Armonk, NY 10504

(Address of principal executive offices) (Zip code)

Clifford D. Corso

113 King Street

                         Armonk, NY 10504

(Name and address of agent for service)

Registrant’s telephone number, including area code:  914-273-4545

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2015

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

CUTWATER SELECT INCOME FUND SHAREHOLDER LETTER – 03/31/15

April 17, 2015

DEAR SHAREHOLDERS:

Markets have continued to be volatile over the last six months with uncertainty around the timing of Federal Reserve actions, the drop in commodity prices, as well as Eurozone quantitative easing and Greek exit fears. Core interest rates in the Eurozone have been driven to negative territory as a result of quantitative easing with 5-year German Bunds yielding minus 0.10 percent. Geopolitical concerns about Russia/Ukraine, the Middle East/ISIS and Emerging Markets have continued to persist and have also contributed to volatility. It remains unclear if global energy and commodity prices have stabilized and to what extent the appreciating U.S. dollar has affected multinational corporate earnings. As evidence of heightened volatility, the Dow Industrials had moves of 100 points or greater in 16 of the 22 trading days in March. Prices of 10-year U.S. Treasuries rallied during the period in response to these varied concerns, declining in yield from a recent peak of 2.49 percent on September 30, 2014 down to 1.64 percent on January 30, 2015 and sub 2 percent currently.

The Federal Reserve spent much of 2014 preparing the market for an eventual rate hike in the middle of 2015. The final 2014 meeting in December concluded with fifteen of seventeen Fed members projecting that policy firming was appropriate by the end of 2015 with a median Fed Funds forecast of 1.125 percent by that time. The economy no longer required zero interest rate policy and the debate shifted to the implications of a June or September 2015 rate liftoff. This hypothesis changed significantly after the March 18th Fed meeting. Similar to the meetings previously identified, the March 18th statement was accompanied by an updated Summary of Economic Projections (SEP) and press conference. All three deliverables were surprisingly dovish, and a June hike seems all but officially off the table. Defined within the statement and then reinforced by the SEP and ensuing press conference was that the appropriateness of raising the Fed funds rate will be dependent on “further improvement in the labor market” and reasonable confidence that inflation will move back to the two percent target. Concerns about the labor market suggest the Fed is not certain the economy can tolerate higher rates and is therefore taking a conservative approach to the timing of raising rates.

The IMF anticipates global GDP growth to improve modestly from 3.3 percent in 2014 to 3.5 percent in 2015, driven by anticipated recovery in European growth offset somewhat by a slowdown in the Emerging Markets. In the U.S., we believe the economic recovery is in the self-sustaining recovery phase and expect 2015 GDP growth to be in a healthy 2.7 percent to 2.9 percent range. This level of growth anticipates the U.S. consumer benefiting from an improving job market, lower oil prices, and strengthened household balance sheets or “wealth effect” reflected in high stock market valuations and recovering real-estate prices. Consumer confidence continues to improve and gives us some comfort that the consumption part of the GDP equation, representing over 68 percent of U.S. GDP, will support the achievement of our growth projections. We further anticipate a reduced drag on U.S. growth from the government sector, as state and local governments increase spending as a result of improved tax receipts driven from the recovery in housing. Finally, the strength of the U.S. dollar is a headwind for exports and also contributes to dampen inflation.

Corporate sector fundamentals are exhibiting some deterioration with leverage ratios rising as cash is returned to shareholders or acquisitions are funded with debt. The increase in gross leverage notwithstanding we remain comfortable owning a diversified portfolio of corporate credits including an allocation to high yield corporate bonds as cash flow and earnings comparisons have generally held up well. Indeed, Moody’s is forecasting that the global speculative-grade default rate will increase only moderately from 2.3 percent currently to 2.9 percent in March 2016, still substantially below the long-term average default rate.

As of March 31, 2015, the Fund had a Net Asset Value (NAV) of $21.52 per share. This represents a 0.7 percent increase from $21.38 per share at September 30, 2014. On March 31, 2015, the Fund’s closing price on the New York Stock Exchange was $20.01 per share, representing a 7.02 percent discount to NAV per share, compared with a 7.62 percent discount as of September 30, 2014. The market trading discount was at 7.66 percent as of market close on April 17, 2015.

One of the primary objectives of the Fund is to maintain a high level of income. On March 5, 2015 the Board of Trustees declared a dividend payment of $0.265 per share payable May 4, 2015 to shareholders of record on April 8, 2015. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.06 per share in dividends, representing a 5.36 percent dividend yield based on the market price on April 17, 2015 of $19.77 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio.

Total Return-Percentage Change (Annualized for periods longer than 1 year)

In Net Asset Value Per Share with All Distributions Reinvested1

	6 Months to 03/31/15	1 Year to 03/31/15	3 Years to 03/31/15	5 Years to 03/31/15	10 Years to 03/31/15
Cutwater Select Income Fund	3.37%	7.57%	7.54%	8.49%	6.38%[2]
Barclays U.S. Credit Index[3]	3.96%	6.74%	4.88%	6.23%	5.80%

1 – This is historical information and should not be construed as indicative of any likely future performance.

2 – Source: BNY Mellon for all periods except 10-year returns, which are from Lipper Inc.

3 – Comprised primarily of US investment grade corporate bonds (Fund’s Benchmark).

The Fund’s performance for the 10-year historical periods (shown above) reflects the 4.79 percent dilution of net asset value resulting from the rights offering in the third quarter of 2009. After adjusting for the impact of the rights offerings, we estimate the 10-year annualized return to be 7.35 percent. The returns noted in the table above are actual returns as calculated by BNY Mellon and Lipper and do not adjust for dilution from the rights offerings.

Despite volatility in U.S. Treasury yields and corporate spreads, all major fixed income sectors exhibited positive returns for the six-month period ending March 31, 2015, reflecting the fall in U.S. Treasury yields. The Fund’s returns for the period benefited from the general decline in U.S. Treasury yields as spreads widened in most corporate and other non-government fixed income securities. For the six-month period ending March 31, 2015, the Fund underperformed its benchmark by 0.59 percent, however, for the one year period the Fund outperformed its benchmark by 0.83 percent.

Yield represents the major component of return in most fixed income portfolios. Given this Fund’s emphasis on income and the dividend, we generally will not have material exposure to low yielding U.S. Treasuries and will maintain meaningful exposure to corporate bonds. When it comes to management of credit risk, we try to look through periods of volatility to focus on an investment’s long term creditworthiness to assess whether it is likely to provide an attractive yield to the Fund over time.

The Fund’s performance will continue to be subject to trends in long-term interest rates and to corporate yield spreads. Consistent with our investment discipline, we continue to emphasize diversification and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s assets as of March 31, 2015:

Percent of Total Investment1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

On January 5, 2015, it was announced that The Bank of New York Mellon Corporation (“BNY Mellon” or “Bank”) successfully acquired Cutwater Holdings, LLC, parent of Cutwater Investor Services Corp. (“Cutwater”), the Fund’s investment adviser. Cutwater now operates as a wholly owned subsidiary of BNY Mellon Investment Management, one of the world’s leading investment management organizations and one of the top U.S. wealth managers, with $1.6 trillion in assets under management. BNY Mellon Investment Management encompasses BNY Mellon’s affiliated investment management firms, wealth management services and global distribution companies. Cutwater now works closely with Insight Investment, one of BNY Mellon’s subsidiary leading investment management boutiques. The acquisition was seamless for Cutwater Select Income Fund shareholders and all Cutwater investment personnel responsible for the Fund remain in place.

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing them to purchase shares at the lower of NAV or market price. This means that the reinvestment price is at market price when the Fund is trading at a discount to NAV, as is currently the situation, or at NAV per share when the market price is at a premium to that value. To participate in the plan, please contact BNY Mellon Investment Servicing (US) Inc. the Fund’s Transfer Agent and Dividend Paying Agent, at 1-866-333-6685. The Fund’s investment adviser, Cutwater Investment Services Corp., may be reached at 866-766-3030.

Cliff Corso

President

The information contained in this presentation comes from public sources which Cutwater Asset Management believes to be reliable. A list of sources used for this document is available upon request.

Performance comparisons will be affected by changes in interest rates. Investment returns fluctuate due to changes in market conditions. Investment involves risk, including the possible loss of principal. No assurance can be given that the performance objectives of a given strategy will be achieved. Past performance is not indicative of future results.

As of January 1, 2015, Cutwater Asset Management became a wholly owned subsidiary of The Bank of New York Mellon Corporation.

BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation and may also be used as a generic term to reference the Corporation as a whole or its various subsidiaries generally. Products and services may be provided under various brand names and in various countries by subsidiaries, affiliates and joint ventures of The Bank of New York Mellon Corporation where authorized and regulated as required within each jurisdiction.

Unless you are notified to the contrary, the products and services mentioned are not insured by the FDIC (or by any governmental entity) and are not guaranteed by or obligations of The Bank of New York Mellon Corporation or any of its affiliates. The Bank of New York Corporation assumes no responsibility for the accuracy or completeness of the above data and disclaims all expressed or implied warranties in connection therewith.

Mr. Corso’s comments reflect the investment adviser’s views generally regarding the market and the economy, and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of the

Cutwater Select Income Fund

We have audited the accompanying statement of assets and liabilities of Cutwater Select Income Fund, including the schedule of investments, as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cutwater Select Income Fund as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 11, 2015

SCHEDULE OF INVESTMENTS March 31, 2015

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (79.25%)
AUTOMOTIVE (0.98%)
Ford Holdings LLC, Co. Gty., 9.30%, 03/01/30	Baa3/BBB-	$1,000	$1,535,834
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32	Baa3/BBB-	500	727,019

			2,262,853

CHEMICALS (2.72%)
Dow Chemical Co., Sr. Unsec. Notes, 8.55%, 05/15/19	Baa2/BBB	500	626,009
Incitec Pivot Finance LLC, Co. Gty., 6.00%, 12/10/19, 144A	Baa3/BBB	405	455,254
Sinochem Overseas Capital Co., Ltd., Co. Gty., 4.50%, 11/12/20, 144A	A3/A-	500	537,917
Sinochem Overseas Capital Co., Ltd., Co. Gty., 6.30%, 11/12/40, 144A	A3/A-	1,500	1,938,281
Union Carbide Corp., Sr. Unsec. Notes, 7.75%, 10/01/96	Baa2/BBB	2,000	2,701,112

			6,258,573

DIVERSIFIED FINANCIAL SERVICES (15.82%)
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, Co. Gty., 4.50%, 05/15/21, 144A	Ba2/BB+	1,500	1,550,625
Bank of America Corp., Sr. Unsec. Notes, 5.625%, 07/01/20	Baa2/A-	190	219,046
Bank of America Corp., Sr. Unsec. Notes, 5.875%, 01/05/21	Baa2/A-	500	584,407
CDP Financial, Inc., Co. Gty., 4.40%, 11/25/19, 144A	Aaa/AAA	400	445,171
Chase Capital II, Ltd. Gtd., Series B, 0.755%, 02/01/27(b),(c)	Baa2/BBB-	70	59,500
Citigroup, Inc., Sr. Unsec. Notes, 8.50%, 05/22/19	Baa2/A-	595	741,000
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	Baa2/A-	125	196,635
Citigroup, Inc., Sub. Notes, 5.30%, 05/06/44	Baa3/BBB+	1,200	1,348,838
CoBank ACB, Sub. Notes, 7.875%, 04/16/18, 144A	NA/A-	500	584,347
Credit Agricole SA, Sub. Notes, 4.375%, 03/17/25, 144A	Baa3/BBB	450	455,018
Deutsche Bank AG, Sub. Notes, 4.296%, 05/24/28(b),(c)	Ba1/BBB-	1,750	1,725,955
Discover Financial Services, Sr. Unsec. Notes, 10.25%, 07/15/19	Ba1/BBB-	200	255,712
Farmers Exchange Capital, Sub. Notes, 7.20%, 07/15/48, 144A	Baa2/A-	3,000	4,021,326
General Electric Capital Corp., Jr. Sub. Notes, Series A, 7.125%, 06/15/22(b),(d)	Baa1/A+	3,500	4,108,125
General Electric Capital Corp., Sr. Unsec. Notes, 6.875%, 01/10/39	A1/AA+	1,000	1,438,528
HSBC Capital Funding LP, Co. Gty., 10.176%, 06/30/30, 144A(b),(d)	Baa2/BBB-	2,180	3,302,700
HSBC USA Capital Trust II, Co. Gty., 8.38%, 05/15/27, 144A(c)	NA/BBB-	2,500	2,532,560
ING Bank NV, Sub. Notes, 4.125%, 11/21/23(b),(c)	Baa2/BBB	2,500	2,587,125
JPMorgan Chase & Co., Jr. Sub., 7.90%, 04/30/18(b),(d)	Ba1/BBB-	2,000	2,152,500
JPMorgan Chase & Co., Sr. Unsec. Notes, 4.40%, 07/22/20	A3/A	175	192,191
JPMorgan Chase & Co., Sr. Unsec. Notes, 4.35%, 08/15/21	A3/A	105	115,497
Morgan Stanley, Jr. Sub. Notes, 5.45%, 07/15/19(b),(d)	Ba3/BB	2,200	2,216,500
Morgan Stanley, Sr. Unsec. Notes, 6.25%, 08/28/17	Baa2/A-	300	331,414
UBS AG, Sub. Notes, 7.625%, 08/17/22	NR/BBB	2,000	2,425,754
US Bank NA, Sr. Unsec. Notes, 0.736%, 10/28/19(b),(c)	Aa3/AA-	2,850	2,857,592

			36,448,066

ENERGY (13.25%)
Access Midstream Partners LP/ACMP Finance Corp., Co. Gty., 4.875%, 05/15/23(c)	Baa2/BBB	1,200	1,209,000
Antero Resources Corp., Co. Gty., 5.625%, 06/01/23, 144A(c)	Ba3/BB	1,150	1,138,500
BG Energy Capital PLC, Co. Gty., 6.50%, 11/30/72(b),(c)	Baa1/BBB	3,250	3,474,344
Burlington Resources, Inc., Co. Gty., 9.125%, 10/01/21	A1/A	850	1,163,584
California Resources Corp., Co. Gty., 6.00%, 11/15/24, 144A(c)	Ba2/BB	2,200	1,930,500
CITGO Petroleum Corp., Sr. Sec. Notes, 6.25%, 08/15/22, 144A(c)	B3/B+	2,190	2,124,300
CMS Panhandle Holding Co., Sr. Unsec. Notes, 7.00%, 07/15/29	Baa3/BBB-	1,000	1,194,134
El Paso LLC, Sr. Sec. Notes, 8.05%, 10/15/30	Baa3/BBB-	1,000	1,229,584
Energy Transfer Partners LP, Sr. Unsec. Notes, 5.15%, 03/15/45(c)	Baa3/BBB-	480	483,008
Enterprise Products Operating LLC, Co. Gty., Series B, 7.034%, 01/15/68(b),(c)	Baa2/BBB-	1,000	1,081,124
Florida Gas Transmission Co. LLC, Sr. Unsec. Notes, 9.19%, 11/01/24, 144A	Baa2/BBB	100	122,273

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
ENERGY (Continued)
IFM US Colonial Pipeline 2 LLC, Sr. Sec. Notes, 6.45%, 05/01/21, 144A(c)	NA/BBB-	$1,000	$1,099,129
Kinder Morgan Inc., Co. Gty., 5.55%, 06/01/45(c)	Baa3/BBB-	2,150	2,266,880
Lukoil International Finance BV, Co. Gty., 6.125%, 11/09/20, 144A	Ba1/BBB-	1,000	962,500
Lukoil International Finance BV, Co. Gty., 4.563%, 04/24/23, 144A	Ba1/BBB-	250	211,050
Motiva Enterprises LLC, Sr. Unsec. Notes, 5.75%, 01/15/20, 144A	A2/BBB+	64	70,797
Motiva Enterprises LLC, Sr. Unsec. Notes, 6.85%, 01/15/40, 144A	A2/BBB+	124	152,336
Petroleos Mexicanos, Co. Gty., 8.00%, 05/03/19	A3/BBB+	250	299,063
Petroleos Mexicanos, Co. Gty., 6.00%, 03/05/20	A3/BBB+	750	855,375
Regency Energy Partners LP/Regency Energy Finance Corp., 6.50%, 07/15/21(c)	Ba3/BB	2,180	2,283,550
Shell International Finance BV, Co. Gty., 4.30%, 09/22/19	Aa1/AA	1,000	1,109,215
Transocean, Inc., Co. Gty., 7.50%, 04/15/31	Ba1/BB+	500	375,000
Valero Energy Corp., Co. Gty., 8.75%, 06/15/30	Baa2/BBB	1,000	1,390,034
Valero Energy Corp., Co. Gty., 10.50%, 03/15/39	Baa2/BBB	500	819,110
Western Atlas, Inc., Sr. Unsec. Notes, 8.55%, 06/15/24	A2/A	2,539	3,400,615
Williams Cos., Inc., Sr. Unsec. Notes, 8.75%, 03/15/32	Baa3/BB+	81	96,939

			30,541,944

FOOD AND BEVERAGE (0.61%)
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 7.75%, 01/15/19	A2/A	325	393,310
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 8.20%, 01/15/39	A2/A	27	42,203
HJ Heinz Co., Sec. Notes, 4.875%, 02/15/25, 144A(c)	B1/BB	887	961,286

			1,396,799

HEALTHCARE (1.45%)
Actavis Funding SCS, Co.Gty., 4.75%, 03/15/45(c)	Baa3/BBB-	180	191,314
Endo Financial LLC & Endo Finco, Inc., Co. Gty., 5.375%, 01/15/23, 144A	B1/B+	750	748,125
Fresenius Medical Care US Finance, Inc., Co. Gty., 5.75%, 02/15/21, 144A	Ba2/BB+	750	821,250
Medtronic, Inc., Co. Gty., 4.625%, 03/15/45, 144A	A3/A	775	878,441
Memorial Sloan-Kettering Cancer Center, Sr. Unsec. Notes, Series 2015, 4.20%, 07/01/55	Aa3/AA-	688	696,952

			3,336,082

INDUSTRIAL (2.59%)
ADT Corp., Sr. Unsec. Notes, 6.25%, 10/15/21	Ba2/BB-	1,000	1,065,000
Alcoa, Inc., Sr. Unsec. Notes, 6.15%, 08/15/20	Ba1/BBB-	640	722,119
Alcoa, Inc., Sr. Unsec. Notes, 5.95%, 02/01/37	Ba1/BBB-	244	256,131
Arrow Electronics, Inc., Sr. Unsec. Notes, 6.00%, 04/01/20	Baa3/BBB-	500	569,867
Northrop Grumman Space & Mission Systems Corp., Co. Gty., 7.75%, 06/01/29	Baa1/BBB+	500	663,754
Samarco Mineracao SA, Sr. Unsec. Notes, 5.75%, 10/24/23, 144A	NA/BBB-	2,200	2,121,900
Worthington Industries, Inc., Sr. Unsec. Notes, 6.50%, 04/15/20	Baa3/BBB	500	572,416

			5,971,187

INSURANCE (8.24%)
AIG SunAmerica, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23	Baa1/A-	1,800	2,374,447
Allstate Corp., Jr. Sub. Notes, 6.50%, 05/15/67(b),(c)	Baa1/BBB	2,200	2,546,500
American International Group, Inc., Jr. Sub. Debs., 8.175%, 05/15/68(b),(c)	Baa2/BBB	2,500	3,545,125
Guardian Life Insurance Co. of America, Sub. Notes, 7.375%, 09/30/39, 144A	A1/AA-	108	154,648
Liberty Mutual Group, Inc., Co. Gty., 7.00%, 03/07/67, 144A(b),(c)	Baa3/BB+	500	512,750
Liberty Mutual Group, Inc., Co. Gty., 10.75%, 06/15/88, 144A(b),(c)	Baa3/BB+	1,000	1,530,000
Liberty Mutual Group, Inc., Sr. Unsec. Notes, 7.00%, 03/15/34, 144A	Baa2/BBB	250	324,148
Massachusetts Mutual Life Insurance Co., Sub. Notes, 8.875%, 06/01/39, 144A	A1/AA-	500	820,296
MetLife Capital Trust X, Jr. Sub. Notes, 9.25%, 04/08/68, 144A(c)	Baa2/BBB	500	744,375
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/69(c)	Baa2/BBB	1,000	1,679,500
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A	A3/A-	215	346,905
New York Life Insurance Co., Sub. Notes, 6.75%, 11/15/39, 144A	Aa2/AA-	103	147,534
Prudential Financial, Inc., Jr. Sub. Notes, 5.20%, 03/15/44(b),(c)	Baa2/BBB+	2,500	2,545,000

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
INSURANCE (Continued)
Prudential Financial, Inc., Jr. Sub. Notes, 8.875%, 06/15/68(b),(c)	Baa2/BBB+	$1,000	$1,178,750
Travelers Cos., Inc., Jr. Sub. Notes, 6.25%, 03/15/67(b),(c)	A3/NR	500	535,196

			18,985,174

MEDIA (10.16%)
CCOH Safari LLC, Co. Gty., 5.50%, 12/01/22(c)	B1/BB-	1,800	1,840,500
Comcast Corp., Co. Gty., 7.05%, 03/15/33	A3/A-	2,000	2,837,152
Cox Communications, Inc., Sr. Unsec. Notes, 6.80%, 08/01/28	Baa2/BBB	1,500	1,885,125
Cox Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A	Baa2/BBB	500	653,303
Grupo Televisa SAB, Sr. Unsec. Notes, 6.625%, 01/15/40	Baa1/BBB+	159	196,076
Harcourt General, Inc., Sr. Unsec. Notes, 8.875%, 06/01/22	WR/BBB+	2,000	2,518,820
Hearst-Argyle Television, Inc., Sr. Unsec. Notes, 7.00%, 01/15/18	WR/NR	1,000	1,020,000
Myriad International Holding BV, Co. Gty., 6.375%, 07/28/17, 144A	Baa3/NA	100	107,875
News America Holdings, Inc., Co. Gty., 7.90%, 12/01/95	Baa1/BBB+	1,400	1,955,073
Numericable Group SA, Sr. Sec. Notes, 6.25%, 05/15/24, 144A(c)	Ba3/B+	1,780	1,802,250
Time Warner Entertainment Co., LP, Co. Gty., 8.375%, 07/15/33	Baa2/BBB	1,360	1,994,516
Time Warner, Inc., Co. Gty., 9.15%, 02/01/23	Baa2/BBB	3,000	4,143,237
VTR Finance BV, 6.875%, 01/15/24, 144A(c)	B1/B+	2,375	2,464,063

			23,417,990

MINING (1.41%)
Anglo American Capital PLC, Co. Gty., 9.375%, 04/08/19, 144A	Baa2/BBB	500	626,723
Freeport-McMoran Corp., Co. Gty., 9.50%, 06/01/31	Baa2/BBB-	250	315,851
Rio Tinto Finance USA, Ltd., Co. Gty., 9.00%, 05/01/19	A3/A-	85	107,789
Teck Resources, Ltd., Co. Gty., 6.00%, 08/15/40(c)	Baa3/BBB-	1,000	951,455
Teck Resources, Ltd., Co. Gty., 5.20%, 03/01/42(c)	Baa3/BBB-	1,415	1,258,108

			3,259,926

PAPER (1.66%)
Smurfit Kappa Treasury Funding, Ltd., Sr. Sec. Notes, 7.50%, 11/20/25	Ba1/BB+	2,000	2,420,000
Westvaco Corp., Co. Gty., 8.20%, 01/15/30	Baa3/BBB	1,000	1,412,340

			3,832,340

REAL ESTATE INVESTMENT TRUST (REIT) (1.96%)
BioMed Realty LP, Co. Gty., 6.125%, 04/15/20(c)	Baa3/BBB	350	403,061
Duke Realty LP, Co. Gty., 6.50%, 01/15/18	Baa2/BBB	500	561,801
Duke Realty LP, Co. Gty., 8.25%, 08/15/19	Baa2/BBB	500	617,506
Goodman Funding Property, Ltd., Co. Gty., 6.375%, 04/15/21, 144A	Baa2/BBB	1,050	1,231,685
Health Care REIT, Inc., Sr. Unsec. Notes, 5.25%, 01/15/22(c)	Baa2/BBB	1,500	1,690,632

			4,504,685

TECHNOLOGY (0.29%)
Corning, Inc., Sr. Unsec. Notes, 5.75%, 08/15/40	A3/A-	60	72,735
NCR Corp., Co. Gtd., 5.875%, 12/15/21(c)	Ba3/BB	580	604,650

			677,385

TELECOMMUNICATIONS (8.73%)
Altice Financing SA, Sr. Sec. Notes, 6.625%, 02/15/23, 144A(c)	B1/BB-	200	206,000
Bharti Airtel International, Sr. Unsec. Notes, 5.35%, 05/20/24, 144A	Baa3/BBB-	2,225	2,450,281
Centel Capital Corp., Co. Gty., 9.00%, 10/15/19	Baa3/BBB-	1,000	1,211,362
Deutsche Telekom International Finance BV, Co. Gty., 8.75%, 06/15/30	Baa1/BBB+	2,000	3,057,294
Digicel, Ltd., Sr. Unsec. Notes, 6.00%, 04/15/21, 144A(c)	B1/NA	500	475,000
Frontier Communications Corp., Sr. Unsec. Notes, 8.125%, 10/01/18	Ba3/BB-	500	560,625
Frontier Communications Corp., Sr. Unsec. Notes, 9.00%, 08/15/31	Ba3/BB-	500	535,000
GTE Corp., Co. Gty., 6.94%, 04/15/28	Baa2/BBB+	1,500	1,917,941
Qwest Corp., Sr. Unsec. Notes, 7.20%, 11/10/26(c)	Baa3/BBB-	1,000	1,004,000

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
TELECOMMUNICATIONS (Continued)
Qwest Corp., Sr. Unsec. Notes, 6.875%, 09/15/33(c)	Baa3/BBB-	$1,100	$1,103,886
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35(c)	Baa3/BBB-	500	517,910
Sprint Capital Corp., Co. Gty., 6.875%, 11/15/28	B2/B+	1,500	1,376,250
Sprint Capital Corp., Co. Gty., 8.75%, 03/15/32	B2/B+	1,000	1,032,500
T-Mobile USA, Inc., Co. Gty., 6.25%, 04/01/21(c)	Ba3/BB	935	972,400
T-Mobile USA, Inc., Co. Gty., 6.625%, 04/01/23(c)	Ba3/BB	1,325	1,386,281
Verizon Communications, Inc., Sr. Unsec. Notes, 7.75%, 12/01/30	Baa1/BBB+	1,646	2,318,498

			20,125,228

TRANSPORTATION (4.63%)
American Airlines, Pass Through Certs., Series 2013-2, Class B, 5.60%, 07/15/20, 144A	NA/BB+	2,251	2,352,307
BNSF Funding Trust I, Co. Gty., 6.613%, 12/15/55(b),(c)	Baa2/BBB	250	281,875
British Airways PLC, Pass Through Certs., 5.625%, 12/20/21, 144A	Baa3/BBB	1,288	1,371,546
Continental Airlines, Pass Through Certs., Series 1999-1, Class B, 6.795%, 02/02/20	Ba1/BB+	125	131,417
Continental Airlines, Pass Through Certs., Series 2000-1, Class A1, 8.048%, 05/01/22	Baa1/BBB+	746	843,639
Continental Airlines, Pass Through Certs., Series 2000-2, Class A1, 7.707%, 10/02/22	Baa2/BBB-	968	1,079,668
Delta Air Lines, Pass Through Certs, Series 1993, Class A2, 10.50%, 04/30/16(e)	WR/NR	338	62,456
ERAC USA Finance LLC, Co. Gty., 7.00%, 10/15/37, 144A	Baa1/BBB+	1,500	2,022,696
Federal Express Corp., Pass Through Certs., Series 1996, Class B2, 7.84%, 01/30/18(c)	A3/BBB	757	832,524
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec.Notes, 3.375%, 02/01/22, 144A(c)	Baa3/BBB-	1,200	1,199,630
United Airlines, Pass Through Certs., Series 2013-1, Class B, 5.375%, 08/15/21	NA/BBB-	478	500,561

			10,678,319

UTILITIES (4.75%)
Avista Corp., 5.95%, 06/01/18	A2/A-	500	566,509
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20, 144A	Baa3/BBB-	1,000	1,186,523
Electricite de France SA, Sub. Notes, 5.25%, 01/29/23, 144A(b),(d)	A3/BBB+	2,000	2,087,000
Hydro-Quebec, 8.25%, 04/15/26	Aa2/A+	1,550	2,253,432
MidAmerican Funding LLC, Sr. Sec. Notes, 6.927%, 03/01/29	A2/BBB+	500	677,162
NextEra Energy Capital Holding, Inc., Co. Gty., Series D, 7.30%, 09/01/67(b),(c)	Baa2/BBB	1,250	1,315,625
Ohio Power Co., Sr. Unsec. Notes, 6.00%, 06/01/16	Baa1/BBB	500	528,521
Ohio Power Co., Sr. Unsec. Notes, 5.375%, 10/01/21	Baa1/BBB	1,000	1,180,016
Toledo Edison Co., 7.25%, 05/01/20	Baa1/BBB	80	96,743
Transelec SA, Sr. Unsec. Notes, 4.25%, 01/14/25, 144A	Baa1/BBB	750	765,089
UIL Holdings Corp., Sr. Unsec. Notes, 4.625%, 10/01/20	Baa2/BBB-	274	295,924

			10,952,544

TOTAL CORPORATE DEBT SECURITIES (Cost of $158,364,835)			182,649,095

ASSET BACKED SECURITIES (4.36%)
ALM Loan Funding, Series 2012-7A, Class A2, 2.557%, 10/19/24, 144A(b)	NR/AA	2,000	1,995,500
Ares XXIII CLO, Ltd., Series 2012-1AR, Class BR1, 2.457%, 04/19/23, 144A(b)	NR/AA	2,000	1,995,940
Carlyle Global Market Strategies, Series 2014-3A, Class B, 3.406%, 07/27/26, 144A(b)	A2/NA	2,500	2,493,000
Credit-Based Asset Servicing and Securitization LLC, Series 2006-SC1, Class A,0.438%, 05/25/36, 144A(b)	A3/AAA	28	27,185
Dryden XXIV Senior Loan Fund Notes, Class A, CLO, 1.687%, 11/15/23, 144A(b)	Aaa/AAA	2,500	2,503,625
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%, 03/01/37(f)	A2/AA	51	47,164
Renaissance Home Equity Loan Trust, Series 2006-3, Class AF2, 5.58%, 11/25/36(f)	C/CCC	152	93,347
Small Business Administration Participation Certificates, Series 2010-20F, Class 1, 3.88%, 06/01/30	Aaa/AA+	219	234,775
Sonic Capital LLC, Series 2011-1A, Class A2, 5.438%, 05/20/41, 144A	Baa2/BBB	622	656,298

TOTAL ASSET BACKED SECURITIES (Cost of $10,064,741)			10,046,834

COMMERCIAL MORTGAGE-BACKED SECURITIES (4.54%)
Hilton USA Trust, Series 2013-HLT, Class CFX, 3.714%, 11/01/30, 144A	A3/A-	1,400	1,429,508
Irvine Core Office Trust, Series 2013-IRV, Class C, 3.174%, 05/15/48, 144A(b)	NA/A	735	734,342

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
ML-CFC Commercial Mortgage Trust, Series 2006-3, Class AJ, 5.485%, 07/12/46(b)	Ba2/NA	$1,000	$1,022,574
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class C, 4.292%, 10/15/30, 144A(b)	NA/A	2,710	2,757,832
Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AM, 5.36%, 11/12/41(c)	A2/NA	2,000	2,117,104
Morgan Stanley Reremic Trust, Series 2009-GG10, Class A4B, 5.796%, 08/12/45, 144A(b)	Baa2/NA	210	225,293
Spirit Master Funding LLC, Series 2014-2A, Class A, 5.76%, 03/20/42, 144A	NA/A+	1,618	1,785,225
TAL Advantage LLC, Series 2014-2A, Class A1, 1.70%, 05/20/39, 144A	NA/A	394	391,054

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $10,272,570)			10,462,932

RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.49%)
FHLMC Pool # 170128, 11.50%, 06/01/15	Aaa/AA+	—	74
FHLMC Pool # 360019, 10.50%, 12/01/17	Aaa/AA+	—	332
FHLMC Pool # A15675, 6.00%, 11/01/33	Aaa/AA+	216	247,923
FHLMC Pool # G00182, 9.00%, 09/01/22	Aaa/AA+	—	481
FNMA Pool # 303022, 8.00%, 09/01/24	Aaa/AA+	12	14,051
FNMA Pool # 303136, 8.00%, 01/01/25	Aaa/AA+	5	5,405
FNMA Pool # 55192, 10.50%, 09/01/17	Aaa/AA+	2	2,164
FNMA Pool # 58991, 11.00%, 02/01/18	Aaa/AA+	2	1,930
FNMA Pool # 754791, 6.50%, 12/01/33	Aaa/AA+	418	479,470
FNMA Pool # 763852, 5.50%, 02/01/34	Aaa/AA+	218	247,209
FNMA Pool # 889554, 6.00%, 04/01/38	Aaa/AA+	61	69,644
GNSF Pool # 194228, 9.50%, 11/01/20	Aaa/AA+	14	14,618
GNSF Pool # 307527, 9.00%, 06/01/21	Aaa/AA+	13	14,758
GNSF Pool # 417239, 7.00%, 02/01/26	Aaa/AA+	14	16,131
GNSF Pool # 780374, 7.50%, 12/01/23	Aaa/AA+	7	8,396

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $900,919)			1,122,586

MUNICIPAL BONDS (3.81%)
Massachusetts State Water Pollution Abatement Trust, 5.00%, 08/01/25	Aaa/AAA	1,375	1,743,184
Municipal Electric Authority of Georgia, Build America Bonds-Taxable-Plant Vogle Units 3&4, Series J, Revenue Bond, 6.637%, 04/01/57	A2/A+	175	233,604
New York State Dormitory Authority, Trustee of Columbia University, 5.00%, 10/01/45	Aaa/AAA	1,415	1,966,624
San Francisco City & County Public Utilities Commission, Water Revenue, Build America Bonds, 6.00%, 11/01/40	Aa3/AA-	145	188,889
State of California, Build America Bonds, GO, 7.625%, 03/01/40	Aa3/A+	1,500	2,338,005
State of Illinois, Build America Bonds, GO, 7.35%, 07/01/35	A3/A-	1,935	2,311,590

TOTAL MUNICIPAL BONDS (Cost of $7,811,771)			8,781,896

U.S. TREASURY SECURITIES (4.93%)
U.S. Treasury Note, 1.50%, 11/30/19	Aaa/AA+	470	473,598
U.S. Treasury Note, 1.375%, 02/29/20	Aaa/AA+	200	200,047
U.S. Treasury Note, 2.125%, 08/15/21	Aaa/AA+	1,315	1,353,526
U.S. Treasury Note, 2.50%, 05/15/24	Aaa/AA+	1,130	1,187,030
U.S. Treasury Note, 2.375%, 08/15/24	Aaa/AA+	88	91,479
U.S. Treasury Note, 2.25%, 11/15/24	Aaa/AA+	4,225	4,343,499
U.S. Treasury Note, 2.00%, 02/15/25	Aaa/AA+	1,110	1,117,024
U.S. Treasury Note, 3.125%, 08/15/44	Aaa/AA+	1,285	1,439,702
U.S. Treasury Note, 3.00%, 11/15/44	Aaa/AA+	1,045	1,145,010

TOTAL U.S. TREASURY SECURITIES (Cost of $11,005,281)			11,350,915

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Shares	Value (Note 1)
COMMON STOCK (0.02%)
MEDIA (0.02%)
Quad Graphics, Inc.	2,132	$48,994

TOTAL COMMON STOCK (Cost of $84,899)		48,994

PREFERRED STOCK (1.20%)
CoBank ACB, Series F, 6.250%	20,000	2,045,626
Federal Home Loan Mortgage Corp, Series Z, 0.000% (g),(h)	53,779	223,721
US BANCORP, Series A, 3.500%	615	498,162

TOTAL PREFERRED STOCK (Cost of $3,868,939)		2,767,509

TOTAL INVESTMENTS (98.60%) (Cost $202,373,955)		227,230,761

OTHER ASSETS AND LIABILITIES (1.40%)		3,233,616

NET ASSETS (100.00%)		$230,464,377

(a)	Ratings for debt securities are unaudited. All ratings are as of March 31, 2015 and may have changed subsequently.
(b)	Variable rate security. Rate disclosed is as of March 31 2015.
(c)	This security is callable.
(d)	Security is perpetual. Date shown is next call date.
(e)	Investment was in default as of March 31, 2015.
(f)	Multi-Step Coupon. Rate disclosed is as of March 31, 2015.
(g)	Non-income producing security.
(h)	Dividend was discontinued as of September 7, 2008.
144A	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2015, these securities amounted to $71,743,019 or 31.13% of net assets.

Legend

Certs. - Certificates

CLO - Collateralized Loan Obligation

Co. Gty. - Company Guaranty

Debs. - Debentures

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

GNSF - Government National Mortgage Association (Single Family)

GO - General Obligation

Gtd. - Guaranteed

Jr. - Junior

LLC - Limited Liability Company

Ltd. - Limited

NA - Not Available

NR - Not Rated

REIT - Real Estate Investment trust

Sec. - Secured

Sr. - Senior

Sub. - Subordinated

Unsec. - Unsecured

WR - Withdrawn Rating

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investment in securities, at value (amortized cost $202,373,955) (Note 1)	$227,230,761
Cash	2,144,274
Receivables for investments sold	59
Interest receivable	3,267,488
Dividend receivable	36,631
Prepaid expenses	23,259

TOTAL ASSETS	232,702,472

Liabilities:
Securities purchased	1,977,208
Payable to Investment Adviser	86,293
Payable to administration and accounting fees	16,539
Payable to transfer agency fees	5,060
Payable to custodian fees	2,973
Accrued expenses payable	150,022

TOTAL LIABILITIES	2,238,095

Net assets: (equivalent to $21.52 per share based on 10,708,597 shares of capital stock outstanding)	$230,464,377

NET ASSETS consisted of:
Par value	$107,086
Capital paid-in	217,372,775
Accumulated net investment loss	(241,144)
Accumulated net realized loss on investments	(11,631,146)
Net unrealized appreciation on investments	24,856,806

$230,464,377

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

For the year ended March 31, 2015

Investment Income:
Interest		$12,013,209
Dividends		149,073

Total Investment Income		12,162,282

Expenses:
Investment advisory fees (Note 4)	$1,015,518
Administration fees	195,468
Transfer agent fees	58,882
Trustees’ fees (Note 4)	101,131
Audit fees	25,632
Legal fees and expenses	91,673
Reports to shareholders	77,990
Custodian fees	21,261
Insurance	36,033
NYSE fee	24,953
Miscellaneous	51,575

Total Expenses		1,700,116

Net Investment Income		10,462,166

Realized and unrealized gain (loss) on investments:
Net realized gain from security transactions		2,466,029

Unrealized appreciation (depreciation) of investments:
Beginning of the year	21,948,864
End of the year	24,856,806

Change in unrealized appreciation of investments		2,907,942

Net realized and unrealized gain on investments		5,373,971

Net increase in net assets resulting from operations		$15,836,137

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended March 31, 2015	Year ended March 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$10,462,166	$11,288,630
Net realized gain from security transactions (Note 2)	2,466,029	3,370,286
Change in unrealized appreciation (depreciation) of investments	2,907,942	(7,936,501)

Net increase in net assets resulting from operations	15,836,137	6,722,415

Distributions:
Distributions to shareholders from net investment income	(11,351,114)	(11,351,114)

Increase (decrease) in net assets	4,485,023	(4,628,699)
Net Assets:
Beginning of year	225,979,354	230,608,053

End of year	$230,464,377	$225,979,354

Accumulated net investment income/(loss)	$(241,144)	$449,538

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Year ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$21.10	$21.53	$20.39	$20.01	$19.10

Net investment income	0.98	1.05	1.06	1.08	1.14 (1)
Net realized and unrealized gain (loss) on investments	0.50	(0.42)	1.16	0.45	0.92

Total from investment operations	1.48	0.63	2.22	1.53	2.06

Less distributions:
Dividends from net investment income	(1.06)	(1.06)	(1.08)	(1.15)	(1.15)

Total distributions	(1.06)	(1.06)	(1.08)	(1.15)	(1.15)

Net asset value, end of year	$21.52	$21.10	$21.53	$20.39	$20.01

Per share market price, end of year	$20.01	$19.42	$20.06	$19.74	$18.03

Total Investment Return(2)
Based on market value	8.67%	2.44%	7.24%	16.37%	12.23%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$230,464	$225,979	$230,608	$218,324	$214,266
Ratio of expenses to average net assets	0.74%	0.75%	0.74%	0.74%	0.79%
Ratio of net investment income to average net assets	4.58%	5.08%	5.03%	5.37%	5.76%
Portfolio turnover rate	30.73%	16.10%	20.39%	19.60%	19.91%
Number of shares outstanding at the end of the year (in 000’s)	10,709	10,709	10,709	10,709	10,709

(1)	The selected per share data was calculated using the average shares outstanding method.
(2)

Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Significant Accounting Policies – The Cutwater Select Income Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified closed-end, management investment company. The Fund follows the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.	Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. For securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, the Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources.

In the event that market quotations are not readily available, or when such quotations are deemed not to reflect current market value, the securities will be valued at their respective fair value as determined in good faith by the Adviser pursuant to certain procedures and reporting requirements established by the Board of Trustees. The Adviser considers all relevant facts that are reasonably available when determining the fair value of a security, including but not limited to the last sale price or initial purchase price (if a when issued security) and subsequently adjusting the value based on changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves are utilized. At March 31, 2015, there were no securities valued using fair value procedures.

Fair Value Measurements – The Fund has adopted authoritative fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS — continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of March 31, 2015.

	Total Market Value at 03/31/15	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
CORPORATE DEBT SECURITIES	$182,649,095	$—	$182,649,095	$—
ASSET BACKED SECURITIES	10,046,834	—	10,046,834	—
COMMERCIAL MORTGAGE-BACKED SECURITIES	10,462,932	—	10,462,932	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	1,122,586	—	1,122,586	—
MUNICIPAL BONDS	8,781,896	—	8,781,896	—
U.S. TREASURY SECURITIES	11,350,915	—	11,350,915	—
COMMON STOCK*	48,994	48,994	—	—
PREFERRED STOCK	2,767,509	2,767,509	—	—
TOTAL INVESTMENTS	$227,230,761	$2,816,503	$224,414,258	$—

*	See Schedule of Investments for industry breakout.

At the end of each calendar quarter, management evaluates the Level 1, 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. Pursuant to Fund policy, transfers between levels are considered to have occurred at the beginning of the reporting period. For the year ended March 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 for the Fund.

Level 3 investments are categorized as Level 3 with values derived utilizing prices from prior transactions or third party pricing information without adjustment (broker quotes, pricing services and net asset values). A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

When-Issued Securities – The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the commitment is entered into, the Fund will establish and maintain a segregated account in an amount sufficient to cover the obligation under the when-issued contract. At the time the Fund makes the commitment to purchase securities on a when-issued basis, it will record the

NOTES TO FINANCIAL STATEMENTS — continued

transaction and thereafter reflect the value of such security purchased in determining its NAV. At the time of delivery of the security, its value may be more or less than the fixed purchase price.

B.	Determination of Gains or Losses on Sale of Securities – Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.	Federal Income Taxes – It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2012-2014) or expected to be taken on the Fund’s 2015 tax return, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D.	Other – Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.	Distributions to Shareholders and Book/Tax Differences – Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount.

In order to reflect permanent book/tax differences that occurred during the fiscal year ended March 31, 2015, the following capital accounts were adjusted for the following amounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$198,266	$(198,266)	$—

Distributions during the fiscal years ended March 31, 2015 and 2014 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2015	$11,351,114	$ —	$ —	$11,351,114
FY 2014	$11,351,114	$ —	$ —	$11,351,114

NOTES TO FINANCIAL STATEMENTS — continued

At March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Total*	Accumulated Ordinary Income	Capital Loss Carryforward and Other	Late Year Losses Deferred	Net Unrealized Appreciation
$12,984,516	$739,665	$(11,572,748)	$ —	$23,817,599

*	Temporary differences include book amortization and book accretion.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act are in effect for the Fund’s fiscal year ended March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

As of March 31, 2015, the capital loss carryovers available to offset possible future capital gains and the expiration dates from pre-enactment taxable years were as follows:

Amount	Expiration Date
$ 1,215,827	2016
10,295,168	2017
61,753	2018

There were no post-enactment capital loss carryovers as of March 31, 2015.

Capital loss carryforwards are subject to usage limitations. During the year ended March 31, 2015, capital loss carryforwards in the amount of $2,267,763 were utilized and $0 were expired off and cannot be used going forward.

Under current laws, certain capital losses realized after October 31 and certain ordinary losses realized after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2015, the Fund did not elect to defer losses.

At March 31, 2015, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

Aggregate Tax Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
$203,413,162	$23,817,599	$27,489,738	$(3,672,139)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for wash sales, amortization of market premium and accretion of market discount.

NOTES TO FINANCIAL STATEMENTS — continued

F.	Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 – Portfolio Transactions – The following is a summary of the security transactions, other than short-term investments, for the year ended March 31, 2015:

	Cost of Purchases	Proceeds from Sales or Maturities
U.S. Government Securities	$15,753,106	$5,394,416
Other Investment Securities	$55,972,662	$62,924,728

Note 3 – Capital Stock – At March 31, 2015, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 10,708,597 shares issued and outstanding.

Note 4 – Investment Advisory Contract, Accounting and Administration and Trustee Compensation – Cutwater Investor Services Corp. (“Cutwater”) serves as Investment Adviser to the Fund. Cutwater is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund’s month end net assets and 0.40% on the Fund’s month-end net assets in excess of $100 million.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), a member of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund.

Effective as of January 2, 2015, Cutwater was acquired by, and became a wholly owned subsidiary of, The Bank of New York Mellon Corporation. Cutwater works closely with and is administered by Insight Investment Management (Global) Limited (“Insight”), another of The Bank of New York Mellon Corporation’s investment management subsidiaries. Cutwater is now subject to The Bank of New York Mellon Corporation’s Code of Conduct and various policies and procedures designed to address the potential for conflicts of interest that may arise in connection with Cutwater’s status as an affiliated person of The Bank of New York Mellon Corporation and its subsidiaries.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the year ended March 31, 2015 was $101,131. Certain officers of the Fund are also officers and/or employees of the investment adviser. None of the Fund’s officers receives compensation from the Fund. As of March 31, 2015, there were no amounts due to the Trustees.

Note 5 – Dividend and Distribution Reinvestment – In accordance with the terms of the Automatic Dividend Investment Plan (the “Plan”), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the “Valuation Date”) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the year ended March 31, 2015, the Fund issued no shares under this Plan.

NOTES TO FINANCIAL STATEMENTS — continued

Note 6 – Subsequent Event – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

SHAREHOLDER INFORMATION (Unaudited)

ADDITIONAL INFORMATION REGARDING THE FUND’S TRUSTEES AND OFFICERS

Name, Address and Age	Position Held With Fund	Principal Occupation During the Past 5 Years	Number of Funds Overseen By Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustee

W. Thacher Brown 113 King Street Armonk, NY 10504 Born: December 1947	Trustee	Retired; Former President of MBIA Asset Management LLC from July 1998 to September 2004; and Former President of 1838 Investment Advisors, LLC from July 1988 to May 2004.	1	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 1988.	None.

Ellen D. Harvey 113 King Street Armonk, NY 10504 Born: February 1954	Trustee	Consultant with Lindsay Criswell LLC beginning July 2008. Principal with the Vanguard Group from January 2008 to June 2008; and Senior Vice President with Mercantile Safe-Deposit & Trust from February 2003 to October 2007.	1	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2010.	Director, Aetos Capital Funds (3 portfolios).

Thomas E. Spock 113 King Street Armonk, NY 10504 Born: May 1956	Trustee	Partner at Scalar Media Partners, LLC since June 2008.	1	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 2013.	None.

Suzanne P. Welsh 113 King Street Armonk, NY 10504 Born: March 1953	Trustee	Retired; Former Vice President for Finance and Treasurer, Swarthmore College from August 2002 to June 2014.	1	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2008.	None.

SHAREHOLDER INFORMATION (Unaudited) — continued

ADDITIONAL INFORMATION REGARDING THE FUND’S TRUSTEES AND OFFICERS

Name, Address and Age	Position Held With Fund	Principal Occupation During the Past 5 Years	Number of Funds Overseen By Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustee

Clifford D. Corso* Cutwater 113 King Street Armonk, NY 10504 Born: October 1961	President	Chief Executive Officer and Chief Investment Officer, Cutwater Investor Services Corp.; Director and officer of other affiliated entities of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2005.	N/A.

Gautam Khanna* Cutwater 113 King Street Armonk, NY 10504 Born: October 1969	Vice President	Officer of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2006.	N/A.

Joseph L. Sevely* Cutwater 113 King Street Armonk, NY 10504 Born: January 1960	Treasurer	Officer of Cutwater Investor Services Corp.; Director and officer of other affiliated entities of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2010.	N/A.

Thomas E. Stabile* Cutwater 113 King Street Armonk, NY 10504 Born: March 1974	Assistant Treasurer	Officer of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2010.	N/A.

Leonard I. Chubinsky* Cutwater 113 King Street Armonk, NY 10504 Born: December 1948	Secretary	Legal and Compliance Adviser to Cutwater Investor Services Corp. and certain of its affiliates.	N/A.	Shall serve until death, resignation, or removal. Officer since 2005.	N/A.

Robin J. Shulman* Cutwater 113 King Street Armonk, NY 10504 Born: November 1964	Chief Compliance Officer

Officer of Cutwater Investor Services Corp. since April 2015; Chief Compliance Offices of Horizon Kinetics LLC (asset management firm) from October 2010 to April 2015; Chief Compliance Officer of Seix Investment Advisors LLC from March 2004 to October 2010.

			N/A.	Shall serve until death, resignation, or removal. Officer since 2015.**	N/A.

SHAREHOLDER INFORMATION (Unaudited) — continued

ADDITIONAL INFORMATION REGARDING THE FUND’S TRUSTEES AND OFFICERS

Name, Address and Age	Position Held With Fund	Principal Occupation During the Past 5 Years	Number of Funds Overseen By Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustee

Robert T. Claiborne* Cutwater 113 King Street Armonk, NY 10504 Born: August 1955	Vice President	Officer of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2006.	N/A.

*	Denotes an officer who is an “interested person” of the Fund as defined under the provisions of the Investment Company Act of 1940. Messrs. Corso, Sevely, Stabile, Chubinsky, Claiborne, Khanna and Ms. Shulman are “interested persons” by virtue of being employees of the Fund’s Investment Adviser.

**	Ms. Shulman became Chief Compliance Officer of the Fund on May 6, 2015. Prior to that, Lawrence Lafer served as Chief Compliance Officer of the Fund from March 4, 2015 to May 6, 2015. Mr. Lafer’s principal occupation during the past 5 years was Managing Director, Global Compliance Division, and Head of Compliance, Asset Management Division in North America, at BNY Mellon Asset Management.

EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On October 6, 2014, MBIA Inc. (“MBIA”) and The Bank of New York Mellon (“BNY Mellon”) announced an agreement pursuant to which BNY Mellon would acquire Cutwater Holdings, LLC (“CHL”), the parent of the Adviser, from MBIA (the “Transaction”). The Transaction, which was consummated on January 2, 2015, resulted in a change of control of the Adviser (the “Change of Control”) and, pursuant to relevant provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), resulted in the assignment and automatic termination of the Fund’s current investment advisory agreement with the Adviser dated June 30, 2006 (the “Prior Agreement”).

Accordingly, at an in-person meeting held on October 21, 2014, the Board of Trustees of the Fund (“Board” or “Trustees”), including the Trustees who are not “interested persons” (“Independent Trustees”) within the meaning of Section 2(a)(19) of the 1940 Act, considered and approved a new advisory agreement with the Adviser (“New Agreement”), which was approved by shareholders at a special meeting held on December 10, 2014. The Adviser continued to provide services to the Fund under the Prior Agreement prior to the consummation of the Transaction. Upon closing of the Transaction on January 2, 2015, the Prior Agreement was superseded by New Agreement. The New Agreement has an initial term of two years and continues thereafter from year to year if specifically approved at least annually by the “vote of a majority of the outstanding voting securities” of the Fund or by the Board of Trustees and, in either event, by the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose.

Below is a discussion regarding the Board’s considerations in approving the New Agreement at the October 21, 2014 in-person meeting. In connection with the Board’s consideration of the New Agreement, the Board also relied on its deliberations on the Prior Agreement at a meeting held in-person on September 10, 2014.

Before considering the New Agreement, the Board, including the Independent Trustees, requested and received information about the Adviser, the Transaction, the Change of Control and any anticipated impact of the Transaction

SHAREHOLDER INFORMATION (Unaudited) — continued

or the Change of Control on the Fund and its shareholders. In determining whether to approve the New Agreement, the Trustees considered information provided by the Adviser in conjunction with the October 21, 2014 in-person meeting. At the meeting, the Board, including a majority of the Independent Trustees, unanimously approved the New Agreement.

In determining whether to approve the New Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) the services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser along with the respective capitalization and financial condition of MBIA and BNY Mellon, (vi) brokerage selection procedures, (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements, (xi) its proxy voting policies, and (xii) the Change of Control and the impact of the resulting change of control on the services provided by the Adviser. The Adviser also provided its current Form ADV for the Trustees’ review and consideration. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the New Agreement. The Trustees also reviewed comparative performance data, comparative statistics and fee data for the Fund relative to other funds in its peer group.

At the in-person meeting on October 21, 2014, representatives from the Adviser and BNY Mellon Investment Management, joined the meeting and discussed the Change of Control, including the background of and reasons for the Change of Control. They also discussed the Adviser’s history, performance, investment strategy, and compliance program in connection with the proposed New Agreement.

Consideration of the Transaction and Change of Control. The Board received information from the representatives of the Adviser and BNY Mellon Investment Management regarding the planned inclusion of the Adviser into BNY Mellon Investment Management’s multi-boutique asset management platform (the “BNY Mellon Platform”) with approximately $1.65 trillion in assets under management worldwide, noting that the BNY Mellon Platform’s assets under management were substantially larger than CHL’s assets under management, representing MBIA’s asset management business, of approximately $21.9 billion. Representatives of the Adviser informed the Board of their belief that these enhanced resources as a result of the Transaction would be beneficial to its performance of advisory services to the Fund on a going forward basis. BNY Mellon and its affiliates constitute a global leader in investment management and investment services, with significant scale, scope and stability. BNY Mellon’s parent company, The Bank of New York Mellon Corporation, has a current market capitalization of over $40 billion and had total revenue of approximately $15 billion and net income of $2.19 billion in the fiscal year ended December 31, 2013. In contrast, MBIA has a current market capitalization of approximately $2.29 billion and had total revenue of approximately $1.2 billion and net income of $250 million in the fiscal year ended December 31, 2013.

The Board was informed that after the Change of Control the Adviser would be anticipated to operate within the BNY Mellon Platform as an autonomous affiliated investment advisory firm working closely with Insight Investment Management Limited (“Insight”), another investment manager on the BNY Mellon Platform. Insight is one of Europe’s leading investment managers in the fixed income and liability risk management markets with

SHAREHOLDER INFORMATION (Unaudited) — continued

approximately $495 billion in assets under management. The representatives from the Adviser and BNY Mellon Investment Management stated their belief that the proposed Transaction will benefit the Fund’s shareholders because of the advantages to be realized by the Adviser, as a result of its affiliation with BNY Mellon. The pending sale of CHL to BNY Mellon will align the Adviser with a parent that has significant businesses and resources deployed in the asset management industry. BNY Mellon’s existing investment in human and technological resources that encompass critical areas of governance, risk management, portfolio management, fixed income analysis, and customer service in a global organization will be of significant value to the Fund and the Fund’s shareholders.

It is expected that the collaboration between the Adviser and Insight will provide the Adviser with increased technological and analytical resources in the global fixed income markets, particularly the fixed income markets of emerging countries. The Adviser emphasized the benefit of these additional resources given the increasing complexity of fixed income investing and the globalization of markets. For instance, there is an ongoing debate about the “relative value” between interest rate curves across global fixed income markets and the impact that debate is having on the U.S. fixed income market. The impact, from the presence of overseas investors, such as sovereign wealth funds, on U.S. fixed income markets has led to an increase in volatility in the U.S. rates market and has direct implications on the Fund. The Adviser believes that having a comprehensive global perspective is increasingly important for successful fixed income investing and is a capability that will be enhanced at the Adviser as a result of BNY Mellon’s acquisition of CHL. In addition, the Fund’s investment strategy permits the Fund to invest in U.S. dollar denominated bonds of foreign issuers and being a part of the BNY Mellon Platform will enhance the Adviser’s ability to identify non-U.S. investment opportunities. In addition to enhanced global capabilities, becoming a part of the BNY Mellon Platform will provide the Adviser with access to additional analytical resources resident at BNY Mellon Investment Management that will augment the existing resources at the Adviser in the below investment grade sector. As part of the BNY Mellon Platform, the Adviser will have access to the resources of a leading global financial institution. A combination of top down macro-economic analysis with bottom-up security selection utilizing deep fundamental research is, and will continue to be, a primary driver of the Fund’s performance. In addition, while the Adviser does not anticipate using BNY Mellon, Insight, or their affiliates for executing the Fund’s brokerage transactions, to the extent the Adviser were to use BNY Mellon, Insight or their affiliates for such transactions, they would be effected in conformance with the 1940 Act and the rules thereunder.

In connection with the Trustees’ review of the New Agreement, the representatives from the Adviser and BNY Mellon emphasized that: (i) there will be no reduction in the nature, quality, or extent of services currently provided to the Fund and its shareholders as a result of the Change of Control; (ii) no material adverse effects on the Adviser’s financial condition are anticipated as a result of the Change of Control; and (iii) no material changes in the Adviser’s personnel or operations were contemplated. In addition, the Board was informed that terms of the Transaction included provisions whereby MBIA and BNY Mellon had agreed to bear the direct costs that would otherwise be borne by the Fund associated with the Change in Control, including proxy statement and shareholder solicitation costs to approve the New Agreement, and related legal costs. The Board also discussed with the Adviser certain terms of the Transaction agreement, including the fact that MBIA would receive financial consideration from BNY Mellon, and related conflicts of interest that the Adviser or MBIA may have recommending the approval of the New Agreement in view of the financial consideration MBIA stands to receive as a result of the consummation of the Transaction.

Finally, the Board was informed that MBIA and BNY Mellon have made certain covenants in the Transaction agreement regarding compliance with Section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment advisor or any of its affiliated persons of any amount or benefit in connection with

SHAREHOLDER INFORMATION (Unaudited) — continued

certain transactions, such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the investment company as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor investment advisor), or any interested person of any such investment advisor, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services). No such compensation arrangements are contemplated in the Transaction. MBIA and BNY Mellon have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” on the Fund.

The second condition requires that, during the three-year period immediately following the closing of such transactions, at least 75% of the investment company’s board of directors or trustees not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment advisor or predecessor investment advisor. The Fund’s Board currently complies with such requirement and will continue to comply with such condition for the three-year period following the close of the Transaction. MBIA and BNY Mellon have agreed to refrain from acting in a manner that would prevent the 75% requirement from continuing to be met for the three-year period following the close of the Transaction.

In light of the foregoing, the Board concluded that the Transaction was not likely to negatively impact the Adviser’s ability to continue to provide advisory services to the Fund under the New Agreement at at least an equivalent level of quality as those that the Fund currently received under the Prior Agreement nor did the continued receipt of advisory services under the New Agreement present foreseeable risks to the Fund or its shareholders as a result of the Transaction.

Consideration of the New Agreement. In addition to the information provided by the Adviser as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the New Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements with the Adviser with respect to the Fund, as provided in the New Agreement, including the proposed investment advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included: (i) the terms and conditions of the New Agreement, including that the contractual fees to be paid by the Fund to the Adviser under the New Agreement will remain the same; (ii) the Board’s review of the Prior Agreement at the in-person meeting on September 10, 2014 as required by the 1940 Act and their determination at that time that (a) the Adviser had the capabilities, resources, and personnel necessary to provide the satisfactory investment advisory services to the Fund and (b) the investment advisory fees to be paid to the Adviser, represent reasonable compensation to the Adviser in light of the services provided, the costs to the Adviser of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment; and (iii) the operations of the Adviser are not expected to change as a result of the Change of Control. Certain of these considerations are discussed in more detail below.

SHAREHOLDER INFORMATION (Unaudited) — continued

In making their decision relating to the approval of the New Agreement, the Trustees gave attention to the information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the New Agreement.

Nature, Extent, and Quality of Services. The Trustees considered the services provided by the Adviser to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Agreement will be substantially similar to the Prior Agreement. The Trustees considered the Adviser’s personnel and the depth of the Adviser’s personnel who possess the experience to provide investment management services to the Fund. Based on the information provided by the Adviser, including that no material changes are expected as a result of the Change of Control in the Adviser’s personnel or operations, the Trustees concluded that (i) the nature, extent and quality of the services provided by the Adviser are appropriate and consistent with the terms of the New Agreement, (ii) the quality of those services has been consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services by the Adviser, (iv) the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue under the New Agreement.

Investment Performance. The Board considered the overall investment performance of the Adviser and the Fund since the Adviser was appointed the Fund’s investment adviser on June 2, 2005. Trustees gave appropriate consideration to their review of investment performance presented in connection with the approval of the New Agreement at the October 21, 2014 in-person meeting and the approval of the Adviser’s investment advisory agreement at the September 10, 2014 in-person meeting. At the meetings, the Trustees reviewed and considered comparative performance data and the Fund’s performance relative to eight (8) other non-leveraged investment grade corporate bond closed-end funds with similar investment objectives, strategies and policies (the “Peer Group”) and its respective benchmark index, the Barclays U.S. Credit Index, which is comprised primarily of U.S. investment grade corporate bonds, and its peer group rankings.1 The Trustees noted that the Fund outperformed its Peer Group average and benchmark, as measured by net asset value, for the one, three, five and ten year periods ended June 30, 2014 and September 30, 2014.

In addition, the Trustees also noted the Fund’s NAV and market price performance for the one, three, five and ten year periods relative to (i) a peer group of funds in its Morningstar category (taxable corporate bond closed-end funds) that consisted of 11 closed-end funds, and (ii) a subset of the Morningstar category consisting of the unlevered funds (see table below). In particular, the Trustees noted the Fund had outperformed the returns of its peer funds in its Morningstar category based on both NAV and market price for each of the periods.

[1]

The Peer Group consisted of the following closed-end funds: Fort Dearborn Income Securities, Inc.; Invesco Bond Fund; MFS Intermediate Income Trust; Montgomery Street Income Securities, Inc.; Morgan Stanley Income Securities, Inc.; TransAmerica Income Shares Inc.; Western Asset Income Fund; and Western Asset Investment Grade Defined Opportunity Trust Inc. The average and median net assets of the Peer Group are approximately $241 million and $185 million, respectively, based on each fund’s latest Form N-Q or N-CSR filing.

SHAREHOLDER INFORMATION (Unaudited) — continued

NAV and Price Return Summary* (as of October 16, 2014)

NAV Return	1 Year	3 Years**	5 Years**	10 Years**
Cutwater Select Income Fund	11.05%	8.42%	9.18%	6.49%
Morningstar CEF Category Average*	9.88%	8.26%	8.45%	6.24%
Morningstar CEF Category (excluding levered funds) Average*	9.38%	7.90%	8.02%	6.23%
Barclays U.S. Credit Index	7.99%	5.69%	6.51%	5.53%

Market Price Return
Cutwater Select Income Fund	17.44%	8.44%	10.80%	7.13%
Morningstar CEF Category Average*	10.90%	6.45%	7.45%	6.28%
Morningstar CEF Category (excluding levered funds) Average*	10.88%	5.31%	7.10%	6.54%
Barclays U.S. Credit Index	7.99%	5.69%	6.51%	5.53%

*	Information is sourced from MorningStar.com and is based on Morningstar Taxable Corporate Bond CEF Category of 11 Closed End Funds, 9 Total Funds for the 10 year period, 5 Unlevered Funds for 10 year period. Morningstar Peer Group Average and Unlevered Peer Group Average excludes the performance of the Fund.
**	Annualized.

The Trustees also noted their review and evaluation of the Fund’s investment performance on an on-going basis throughout the year. The Trustees considered the consistency of performance results and the short-term and long-term performance of the Fund. They concluded that the performance of the Fund and the Adviser represented superior performance relative to other fixed-income closed-end funds with similar investment objectives, strategies and policies. The Board also concluded that neither the Change of Control nor the New Agreement would likely have an adverse effect on the investment performance of the Fund because (i) the Adviser does not currently expect the Change of Control to cause any material change to the Fund’s portfolio management team responsible for investment performance, which the Board found to be satisfactory, and (ii) as discussed in more detail below, the Fund’ expenses are not expected to increase as a result of the Change of Control.

Comparative Expenses. The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with and had reviewed MBIA’s financial statements for the fiscal year ended December 31, 2013. In addition, the Trustees considered any direct or indirect revenues received by affiliates of the Adviser. The Trustees were satisfied that the Adviser’s profits were sufficient to continue as a viable concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s fees and profits (if any) derived from its relationship with the Fund in light of the Fund’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers for managing comparable funds with similar strategies. The Trustees noted that the Fund’s advisory fee was in line with the average and median advisory fee of the Peer Group. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, and the investment performance of the Fund. On the basis of these considerations, together, with the other information it considered, the Board determined that the investment advisory fee to be received by the Adviser under the New Agreement is reasonable in light of the services to be provided. The Trustees considered whether the Change of Control would impact the services currently being provided to the Fund. Based on the information provided at the meeting, the Trustees concluded that there would not be any material impact on the expenses of the Fund and services provided to the Fund as a result of the Change of Control.

SHAREHOLDER INFORMATION (Unaudited) — continued

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees determined that economies of scale would be achieved at higher asset levels for the Fund to the benefit of Fund shareholders due to break-points reduction in the advisory fee of 10 basis points on assets in excess of $100 million. However, the Trustees noted that the opportunity for asset growth was limited because the Fund is a closed-end fund.

Conclusion. After consideration of all the factors, taking into consideration the information presented at the meetings and deliberating in executive session, the entire Board, including the Independent Trustees, unanimously approved the New Agreement. The Board concluded that the investment advisory fee rate under the New Agreement is reasonable in relation to the services provided and that execution of such agreement is in the best interests of the shareholders of the Fund. The Trustees also concluded that the investment advisory fees are at acceptable levels in light of the quality of services provided to the Fund; that the advisory fee schedule would not be increased and would stay the same for the Fund; that the total expense ratio would not change materially; and that the Adviser had represented that the overall expenses for the Fund are not expected to be adversely affected by the Change of Control. On these bases, the Trustees concluded that the proposed investment advisory fees for the Fund are reasonable. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders (the “Meeting”) of the Fund was held on December 10, 2014. At the Meeting, shareholders voted on the approval of a new investment advisory agreement between the Fund and the Adviser (the “Proposal”). All Fund shareholders of record at the close of business on October 27, 2014 were entitled to attend or submit proxies. As of the record date, the Fund had 10,708,596 shares issued and outstanding. Forty percent (40%) of the shares entitled to vote on the matter shall constitute a quorum. If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the approval of the Proposal. A quorum was present and the Proposal was approved, the details of which are as follows:

For Votes	Against Votes	Abstained Votes
5,220,310	101,042	211,630

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling (800) 765-6242 or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public

SHAREHOLDER INFORMATION (Unaudited) — continued

Reference Room in Washington, D.C. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, the Fund makes the information on Form N-Q available to shareholders on its website at http://www.cutwater.com/cutwater-select-income-fund-characteristics.aspx.

ADDITIONAL TAX INFORMATION

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for the Fund that qualify for the dividends-received deductions for the year ended March 31, 2015 was 1.37%.

For the year ended March 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the Fund, 1.37% represents the amount of each distribution which may qualify for the 15% dividend income tax rate. Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2016.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. BNY Mellon acts as the agent (the “Agent”) for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date’’), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

SHAREHOLDER INFORMATION (Unaudited) — continued

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035.

PRIVACY POLICY

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within Cutwater and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, Cutwater and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site - www.cutwater.com.

ANNUAL CERTIFICATION

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 in the Fund’s Forms N-CSR filed with the Securities and Exchange Commission for the period of this report.

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HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 358035, Pittsburgh, PA 15252-8035, or call 1-866-333-6685

T    R   U   S   T   E   E   S

W. THACHER BROWN

ELLEN D. HARVEY

THOMAS E. SPOCK

SUZANNE P. WELSH

O   F   F   I   C   E   R   S

CLIFFORD D. CORSO

President

JOSEPH L. SEVELY

Treasurer

THOMAS E. STABILE

Assistant Treasurer

LEONARD CHUBINSKY

Secretary

ROBIN J. SHULMAN

Chief Compliance Officer

ROBERT T. CLAIBORNE

Vice President

GAUTAM KHANNA

Vice President

I   N   V   E   S   T   M    E   N   T    A   D   V   I   S   E   R

CUTWATER INVESTOR SERVICES CORP.

113 KING STREET

ARMONK, NY 10504

C   U   S   T   O   D   I    A   N

THE BANK OF NEW YORK MELLON

2 HANSON PLACE

BROOKLYN, NY 11217

T   R   A   N   S   F   E   R    A   G    E   N   T

BNY MELLON INVESTMENT SERVICING (US) INC.

P.O. BOX 358035

Pittsburgh, PA 15252-8035

1-866-333-6685

C   O   U   N   S   E   L

PEPPER HAMILTON LLP

3000 TWO LOGAN SQUARE

EIGHTEENTH & ARCH STREETS

PHILADELPHIA, PA 19103

I   N   D   E   P   E   N    D   E   N   T    R   E   G   I   S   T   E   R    E   D

P   U   B   L   I   C     A   C   C   O   U   N   T   I   N   G    F   I   R    M

TAIT, WELLER & BAKER LLP

1818 MARKET STREET

SUITE 2400

PHILADELPHIA, PA 19103

Cutwater Select Income Fund

Annual Report

March 31, 2015

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “Covered Person”). A copy of the Registrant’s Code of Ethics can be obtained without charge, upon request, by calling the Registrant at 1-866-333-6685. There were no amendments to the Code of Ethics during the reporting period. There were no waivers of a provision of the Code of Ethics granted to a Covered Person during the reporting period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Suzanne P. Welsh, the Chair of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Welsh as the Audit Committee’s financial expert. Ms. Welsh is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $21,800 and $21,500 for the fiscal years ended March 31, 2015 and March 31, 2014, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $3,000 and $0 for the fiscal years ended March 31, 2015 and March 31, 2014, respectively. Fees for 2015 relate to Rule 17f-2 custody counts.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,500 and $3,500 for the fiscal years ended March 31, 2015 and March 31, 2014, respectively. The tax fees relate to the review of the registrant’s tax filings and annual tax related disclosures in the financial statements.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for the fiscal years ended March 31, 2015 and March 31, 2014, respectively.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for the fiscal years ended March 31, 2015 and March 31, 2014, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Ellen D. Harvey, Thomas E. Spock and Suzanne P. Welsh.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

             Investment Companies.

The registrant has adopted the proxy voting policies and procedures used by the Investment Adviser. The most current copy of that policy is attached herewith.

CUTWATER PROXY VOTING POLICY

Introduction

This Proxy Voting Policy (“Policy”) for Cutwater reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede the specific guidelines in this Policy. Cutwater will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, Cutwater will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, Cutwater will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

Registered investment companies that are advised by Cutwater as well as certain of our advisory clients: may participate in securities lending programs. If Cutwater is aware that a material event will occur affecting an investment on loan, Cutwater will be obligated to call such loan in time to vote the proxies; however, with respect to other voting matters involving securities on loan, Cutwater would generally not vote with respect to such securities.

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy,

proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that, our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well-being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

Additionally, situations may arise that involve an actual or-perceived conflict of interest. For example, we may manage- assets of a pension plan of a company whose management is soliciting proxies, or a Cutwater employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which we vote proxies must be based on our clients’ best interests and not the product of the conflict.

In furtherance of Cutwater’s goal to make proxy recommendations in the best interests of clients, Cutwater follows procedures designed to identify and address material conflicts that may arise between Cutwater’s interests and those of its clients before making voting recommendations.

Procedures for Identifying Conflicts of Interest

Cutwater will monitor the potential for conflicts of interest on the part of Cutwater with respect to proxy voting recommendations or directions both as a result of personal relationships, significant client relationships (those accounting for greater than 15% of annual revenues) or special circumstances that may arise during the conduct of Cutwater’s or its affiliates’ business.

Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material

Conflicts of Interest

A.

The Proxy Voting Portfolio Manager will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Cutwater’s decision-making. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy or any executive officer of that issuer has a client relationship with Cutwater or its affiliates, of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Proxy Voting Portfolio Manager shall maintain a written record of all materiality determinations, which will be reviewed periodically by the Chief Compliance Officer (“CCO”) or her designee.

B.	If it is determined that a conflict of interest is not material, Cutwater may give the directions or make the recommendations concerning the proxies, notwithstanding the existence of the conflict.

C.	If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

•	disclosing the conflict to the client and obtaining its consent before voting;

•	suggesting to the client that it engage another party to make a recommendation;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

Cutwater shall maintain a written record of the method used to resolve a material conflict of interest.

Recordkeeping

Cutwater shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each recommendation;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by Cutwater that were material to a proxy voting recommendation or that memorialized the basis for that recommendation; and

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the time the last entry was made on such record, the first two years in Cutwater’s office.

This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

Cutwater is from time to time asked to consent to an amendment to or grant a waiver under a trust indenture or other governing document of a specific financial instrument held by Cutwater clients. Such consents or waivers may cover corporate actions such as tenders, exchanges, registration rights, restructurings and other transactions relating to fixed income holdings of client accounts. Cutwater will generally treat such requests for consents not as proxies subject to these proxy voting policies and procedures, but as investment matters to be dealt with by the responsible Cutwater investment professionals, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors for a public company, (ii) would not otherwise materially affect the structure, management or control of a public company, and (iii) relate to a company in which Cutwater clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments. Determinations on voting consents or waivers to these matters are generally driven by Cutwater’s view of whether the proposed action will result in an economic benefit for the affected client(s).

Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

A. Social Issues,

B. Financial/Corporate Issues, and

C. Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed casting: a vote pursuant to these guidelines.

This Proxy Voting Policy will be reviewed at least annually.

SECTION I

ROUTINE MATTERS

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1.	They do not measurably change the structure, management control, or operation of the corporation.

2.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

Cutwater will normally support the following routine proposals:

1.	To increase authorized common shares.

2.	To -increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.	To elect or re-elect directors.

4	To appoint or elect auditors.

5.	To approve indemnification of directors and limitation of directors’ liability.

6.	To establish compensation levels.

7.	To establish employee stock purchase or ownership plans.

8.	To set time and location of annual meeting.

SECTION II

NON-ROUTINE PROPOSALS

A.	Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill advised or misguided.

Voting Recommendation

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.	To enforce restrictive energy policies.

2.	To place arbitrary restrictions on military contracting.

3.	To bar or place arbitrary restrictions on trade with other countries.

4.	To restrict the marketing of controversial products.

5.	To limit corporate political activities.

6.	‘To bar or restrict charitable contributions.

7.	To enforce a general policy regarding human rights based on arbitrary parameters.

8.	To enforce a general policy regarding employment practices based on arbitrary parameters.

9.	To enforce a general policy regarding animal rights based on arbitrary parameters.

10.	To place arbitrary restrictions on environmental practices.

B.	Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure.

Voting, Recommendation

We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.	To change the state of incorporation.

2.	To approve mergers, acquisitions or dissolution.

3.	To institute indenture changes.

4.	To change capitalization.

C.	Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Voting Recommendation

We will generally vote in favor of the following management proposals:

1.	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.	To institute staggered board of directors.

3.	To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation’s by-laws.

4.	To eliminate cumulative voting.

5.	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.

6.	To create a dividend reinvestment program.

7.	To eliminate preemptive rights.

8.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

We will generally vote against the following management proposals:

1.	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).

2.	To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (“fair price amendments”).

3.	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.	To prohibit replacement of existing members of the board of directors.

5.	To eliminate shareholder action by written consent without a shareholder meeting.

6.	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7.	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known. as a “poison pill”).

8.	To limit the ability of shareholders to nominate directors.

We will generally vote in favor of the following shareholder proposals:

1.	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2.	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3.	To change the state of incorporation for companies operating under the umbrella of anti- shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5.	To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board

6.	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7.	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

8.	To create a dividend reinvestment program.

9.	To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state, law.

10.	To require that “golden parachutes” be submitted for shareholder ratification.

We will generally vote against the following shareholder proposals:

1.	To restore preemptive rights.

2.	To restore cumulative voting.

3.	To require annual election of directors or to specify tenure.

4.	To eliminate a staggered board of directors.

5.	To require confidential voting.

6.	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.	To dock director pay for failing to attend board meetings

SECTION III

VOTING PROCESS

Cutwater will designate a portfolio manager (the Proxy Voting Portfolio Manager), who is responsible for voting proxies for all advisory accounts and who will generally vote proxies in accordance with these guidelines. Where Cutwater is serving as investment adviser or sub- adviser for a registered investment company (the “Fund”), the Proxy Voting Portfolio Manager will be a portfolio manager for the Fund. In circumstances in which 1) the subject matter of the vote is not covered by these guidelines, 2) a material conflict of interest is present or, 3) we believe it may be necessary, in the best interests of shareholders, to vote contrary to our general guidelines, the Proxy Voting Portfolio Manager will discuss the matter with the CEO and Chief Investment Officer of Cutwater, who will be responsible for making the definitive determination as to how the proxy matter will be voted. The CEO/Chief investment officer may consult with the General Counsel, the CCO, or other investment personnel in making this determination.

Any questions regarding this Policy may be directed to the CCO of Cutwater.

Reapproved: April 2015

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)		Portfolio Manager:
Robert T. Claiborne, CFA
Director, Cutwater Asset Management Corp.
January 2000 - Present
Responsible for day-to-day management of portfolio

Portfolio Manager:
Gautam Khanna, CPA, CFA
Managing Director, Cutwater Asset Management Corp.
May 2003 - Present
Responsible for day-to-day management of portfolio

(a)(2)	(i)	Robert T. Claiborne, CFA
	(ii)	(A) Registered investment companies – 0 as of March 31, 2015
(B) Other pooled investment vehicles – 0 as of March 31, 2015
(C) Other Accounts – 0 as of March 31, 2015.
	(iii)	None.
	(iv)	N/A.

(a)(2)	(i)	Gautam Khanna, CPA, CFA
(ii)

(A) Registered investment companies – 2 as of March 31, 2015. Approximately $65.9 million in total assets as of March 31, 2015.

(B) Other pooled investment vehicles – 2 as of March 31, 2015. Approximately $92.0 million in total assets as of March 31, 2015.

(C) Other Accounts – 1 as of March 31, 2015. Approximately $105.1 million in total assets as of March 31, 2015.

	(iii)	None.
	(iv)	No material conflicts of interests are expected to arise with the management of the Cutwater Select Income Fund and the other accounts.

(a)(3)

The Portfolio Managers each receive compensation that is composed of an annual cash fixed salary and a variable cash bonus. The cash salary level is adjusted annually. The cash bonus is determined annually and is based on a combination of the overall performance of Cutwater Asset Management Corp. and the individual Portfolio Managers’ contribution to that performance. Compensation is not based on any specific performance criteria of any of the portfolios managed.

(a)(4)		Share ownership as of March 31, 2015:
Robert T. Claiborne: $10,001 to $50,000
Gautam Khanna: $10,001 to $50,000

(b)		N/A. Filing is an annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cutwater Select Income Fund

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(principal executive officer)

Date	May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(principal executive officer)

Date	May 29, 2015

By (Signature and Title)*	/s/ Joseph L. Sevely
Joseph L. Sevely, Treasurer
(principal financial officer)

Date	May 29, 2015

* Print the name and title of each signing officer under his or her signature.